Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,874,000.00
Previously Paid Amount	0.00
Total Fee Amount	82,842.60
Total Offset Amount	0.00
Net Fee	$ 82,842.60
Final Prospectus	false